EXHIBIT 99.1

Certification of Chief Executive Officer Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the Quarterly Report of Milastar Corporation (the "Company")

on Form 10-Q for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Russell

Duncan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a)

or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of

operations of the Company.

/s/ J. Russell Duncan

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J. Russell Duncan

Chief Executive Officer

December 12, 2002